Financial expenses	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Financial expenses	Financial expenses
The following table sets forth the components of our financial expenses for the years ended December 31, 2021, 2020 and 2019:

	For the year ended December 31,
In thousands of U.S. dollars	2021	2020	2019
Interest expense on debt, net of capitalized interest (1)	$115,983	$132,423	$162,738
Accretion of convertible notes (as described in Note 12)	13,265	8,413	11,375
Amortization of deferred financing fees	7,570	6,657	7,041
Loss on extinguishment of debt and write-off of deferred financing fees (2)	3,604	4,056	1,466
Accretion of premiums and discounts on debt(3)	3,682	3,422	3,615
Total financial expenses	$144,104	$154,971	$186,235
 (1)    The decrease in interest expense, net of capitalized interest during the year ended December 31, 2021 is primarily attributable to lower average LIBOR rates compared to the year ended December 31, 2020. As a result of the onset of the COVID-19 pandemic in March 2020, LIBOR rates decreased significantly during the year ended December 31, 2020. Given the timing of when interest rates are fixed on our variable rate borrowings, this decrease primarily impacted our interest expense in the second half of that year and throughout 2021. The average carrying value of our debt was relatively unchanged at $3.14 billion as of December 31, 2021 compared to $3.13 billion as of December 31, 2020.
The decrease in interest expense during the year ended December 31, 2020 is primarily attributable to lower LIBOR rates. As a result of the COVID-19 pandemic, LIBOR rates decreased significantly during the year ended December 31, 2020. Additionally, we were able to lower the weighted average margin on our variable rate debt through various refinancing initiatives commencing in the fourth quarter of 2019 and throughout 2020. The combination resulted in lower interest expense for the year ended December 31, 2020 compared to December 31, 2019 despite the increase in the average carrying value of our debt to $3.13 billion from $2.91 billion as of December 31, 2020 and 2019, respectively.
    Interest payable during those periods was offset by interest capitalized of $0.2 million, $1.4 million and $2.8 million, during the years ended December 31, 2021, 2020, and 2019 respectively.
(2)     The loss on extinguishment of debt and write-off of deferred financing fees during the year ended December 31, 2021 include (i) $3.0 million of write-offs of deferred financing fees related to the refinancing of existing indebtedness on certain vessels and (ii) $0.6 million of write-offs of the discounts related to the refinancing of existing indebtedness on certain vessels.
The loss on extinguishment of debt and write-off of deferred financing fees during the year ended December 31, 2020 include (i) $2.7 million of write-offs of deferred financing fees related to the refinancing of existing indebtedness on certain vessels, (ii) $2.0 million of cash prepayment fees, primarily from the CSSC Lease Financing (as described in Note 12), offset by (iii) $0.7 million of write-offs of the premium and discounts related to the refinancing of existing indebtedness on certain vessels.
The loss on extinguishment of debt and write-off of deferred financing fees during the year ended December 31, 2019 includes write-offs of deferred financing fees of (i) $1.2 million related to the refinancing of existing indebtedness on certain vessels, and (ii) $0.3 million related to the redemption of the Senior Notes Due 2019.
(3) The accretion of premiums and discounts primarily represents the accretion or amortization of the fair value adjustments relating to the indebtedness assumed as part of the 2017 acquisition of Navig8 Product Tankers Inc.